UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 28, 2020

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 Balboa Avenue, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on February 28, 2020. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the ten members of the board of directors; (2) Ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending September 27, 2020; and (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation. All directors were elected; and Proposals (2) and (3) were approved.  The final voting results are set forth below.

(1)  The following directors were elected by the affirmative vote of a majority of votes cast for that director (abstentions and broker non-votes are not counted either as a vote cast “for” or “against):
Nomines	No. of Shares Voted For	% of Shares Cast For	No. of Shares Voted Against	No. of Shares Abstaining	No. of Broker Non-Votes
Jean M. Birch	18,868,363	98.59	269,045	78,015	2,368,067
Leonard A. Comma	18,454,094	96.75	619,493	141,836	2,368,067
John P. Gainor	19,056,666	99.58	80,736	78,021	2,368,067
David L. Goebel	18,915,698	98.84	221,785	77,940	2,368,067
Sharon P. John	19,027,082	99.42	110,573	77,768	2,368,067
Madeleine A. Kleiner	19,007,947	99.32	129,482	77,994	2,368,067
Michael W. Murphy	18,758,399	98.02	378,883	78,141	2,368,067
James M. Myers	19,061,196	99.60	75,985	78,242	2,368,067
David M. Tehle	18,666,876	97.54	470,303	78,244	2,368,067
Vivien M. Yeung	19,066,539	99.63	71,095	77,789	2,368,067

(2)  The appointment of KPMG LLP was ratified by a majority of the votes cast (there were no broker non-votes on this proposal):
No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	No. of Shares Abstaining
20,982,758	97.22	519,938	80,794

(3)  The compensation of named executive officers was approved, on an advisory basis, by a majority of the votes cast (abstentions are counted as votes “against” the proposal; broker non-votes are not counted as either “for” or “against” the proposal):
No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	No. of Shares Abstaining	No. of Broker Non-Votes
18,370,245	95.60	749,520	95,658	2,368,067

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Lance Tucker
Lance Tucker
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: March 4, 2020